SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       G/O INTERNATIONAL, INC.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

     Contact Persons: Leonard W. Burningham, Esq.
                      Branden T. Burningham, Esq.
                      Suite 205, 455 East 500 South Street
                      Salt Lake City, Utah 84111
                      Tel: 801-363-7411; Tax: 801-355-7126

                           G/O INTERNATIONAL, INC.
                                 11849 Wink
                            Houston, Texas 77024
                          Telephone: (713) 783-1204

                               PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors ("G/O International, Inc., a Colorado corporation" [the "Company," "G/O", "we", "our" or "us" or words or similar import]), regarding the amendment and restatement of our Articles of Incorporation, to be considered and voted upon at a special meeting of our stockholders (the "Meeting") to be held at the Adams Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 on September 5, 2003, at the hour of 11:00 o'clock a.m., Central Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to our stockholders on or about August 25, 2003.

     Our Board of Directors has unanimously resolved to present the following Amended and Restated Articles of Incorporation for our Company to our stockholders for their vote and consideration at the Meeting, and recommends the adoption of these Amended and Restated Articles of Incorporation as the Articles of Incorporation of our Company.

     Our present members of our Board of Directors and certain "affiliates" own approximately 79.6% of the outstanding voting securities of the Company, which is in excess of the majority vote that is required to adopt the Amended and Restated Articles of Incorporation in accordance with the Colorado Corporation and Association Act (the "Colorado Law"); it is expected that all of these persons will vote in favor of the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on our Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the Amended and Restated Articles of Incorporation so management is soliciting stockholders' proxies to vote in favor of these Amended and Restated Articles of Incorporation. See the captions "Voting Securities and Principal Holders Thereof" and "Amendments to Our Articles of Incorporation and Vote Required for Approval," herein.

     The following constitutes the full text of the Amended and Restated Articles of Incorporation:

                           --------------------

                           ARTICLE I
                              NAME

          The name of this Corporation is G/O International, Inc.

                           ARTICLE II
                       PERIOD OF DURATION

          The period of duration of the Corporation is perpetual.

                          ARTICLE III
                      PURPOSES AND POWERS

1. Purposes- Except as restricted by these Articles of Incorporation, the Corporation is organized for the purpose of transacting all lawful business for which corporations may be incorporated pursuant to the Colorado Corporations and Associations Act.

               2. General Powers- Except as restricted by these Articles of Incorporation, the Corporation shall have and may exercise all powers and rights which a corporation may exercise legally pursuant to the Colorado Corporations and Associations Act.

3.             Issuance of Shares- The Board of Directors of the
Corporation may divide and issue any class of stock of the Corporation in series pursuant to a resolution properly filed with the Secretary of State of the State of Colorado.

                           ARTICLE IV
                         CAPITAL STOCK

          The aggregate number of shares which the Corporation shall have authority to issue is 55,000,000 shares, divided into two classes, 50,000,000 shares of common stock of a par value of one cent ($0.01) per share and 5,000,000 shares of preferred stock of a par value of one cent ($0.01) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine. Fully paid stock of this Corporation shall not be liable to any further call or assessment. Common shares of the Corporation shall carry with them no preemptive right to acquire other or additional shares of the Corporation; and there shall be no cumulative voting of shares.

                           ARTICLE V
             TRANSACTIONS WITH INTERESTED DIRECTORS

          No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

          (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or
          (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

          (c) The contract or transaction is fair and reasonable to the Corporation.

          Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

                           ARTICLE VI
                        INDEMNIFICATION

          The Corporation may indemnify any director, officer, employee, fiduciary or agent of the Corporation to the full extent permitted by the Colorado Corporations and Associations Act as in effect at the time of the conduct by such person.

                          ARTICLE VII
                           AMENDMENTS

          The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Corporations and Associations Act and these Articles of Incorporation.

                          ARTICLE VIII
             REGISTERED OFFICE AND REGISTERED AGENT

          The address of the registered office of the Corporation is 1560 Broadway, Denver, Colorado 80202, and the name of the registered agent at such address is Prentice-Hall Corp System Inc. Either the registered office or the registered agent may be changed in the manner permitted by law.

                           ARTICLE IX
                       BOARD OF DIRECTORS

          The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation, with the provision that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. The names and addresses of the persons who presently serves as directors until the next annual meeting of shareholders and/or until their successors are elected and shall qualify are as follows:

               Name                     Address

            Jack Burns                  11849 Wink
                                        Houston, Texas 77024

            Michael L. Caswell               3637 W. Alabama, #400
                                        Houston, Texas 77027

                           ARTICLE X
                   LIMITATION OF LIABILITY OF
           DIRECTORS TO CORPORATION AND SHAREHOLDERS

          No director shall be liable to the Corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall be liable under Colorado Corporation and Association Section 7-108-402 or any amendment thereto or successor provision thereto; (b) shall have breached the director's duty of loyalty to the Corporation or its shareholders; c) shall have not acted in good faith or, in failing to act, shall not have acted in good faith;
(d) shall have acted or failed to act in a manner involving intentional misconduct or a knowing violation of law; or (e) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision in the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this
Article in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision. This Article shall apply to the full extent now permitted by Colorado law or as may be permitted in the future by changes or enactments in Colorado law, including without limitation Colorado Corporation and Association Section 7-109-102 and/or Colorado Corporation and Association Section 7-109-103.

                           ARTICLE XI
               STOCKHOLDER ACTION WITHOUT MEETING

          Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

                          ARTICLE XII
      RE-CAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

          The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

                            ARTICLE XIII
         AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

          The Board of Directors shall have the right to change the name of the corporation without shareholder approval to a name that reflects the industry or business in which the corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the corporation that the Board of Directors, in its sole discretion, deems appropriate.

                      --------------------


                 APPROXIMATE DATE OF MAILING IS AUGUST 25, 2003

     REASONS FOR THE RECOMMENDATION OF ADOPTING THE AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION

     With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Exercise of Corporate Powers.
-----------------------------

     Our Board of Directors added this Article III to clarify its power to act in accordance with Colorado Law.

Elimination of Classes of Common Stock and Increase in Authorized Shares and the Addition of a Class of Preferred Stock.
-------------------------------------------

     Our Board of Directors believes that this Article IV will provide us with greater flexibility by increasing our authorized capital to allow us to issue up to an additional 30,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. There are no current arrangements with our Company that would result in the issuance of the additional authorized shares; however we are constantly looking for acquisitions that would be beneficial to us, and the planned change in our capitalization may be important to any discussions in this respect.

     This Article IV also eliminates our three classes of common stock, and leaving only common stock outstanding. No separate classes of our common stock were ever issued or are now outstanding.

Taking Action by Consent of Less Than All of the Stockholders.
--------------------------------------------------------------

Indemnification of Directors and Executive Officers.
----------------------------------------------------

     This Article VI merely codifies the right under Colorado Law of our Board of Directors to indemnify directors, executive officers and others from certain liabilities for actions taken on our behalf in accordance with Colorado Law.

     Section 7-107-104 of the Colorado Law requires that any action taken by stockholders without a meeting must be approved by all of the stockholders of any class entitled to vote at the meeting unless the Articles of Incorporation provide otherwise. This provision of Colorado Law is not believed to be conducive to conducting the business of a publicly-held company like our Company. With the proposed amended Article XI provision, we could solicit a limited number of consents (less than 10) for a particular action requiring a vote of our stockholders to ensure its adoption without going to the expense of a proxy statement, and then advise the stockholders of the approval and effective date of the action in an information statement filed with the Securities and Exchange Commission and then mailed to our stockholders.

Board of Director Authority to Effect Re-capitalizations in the Form of Forward and Reverse Splits of our Outstanding Securities.
---------------------------------------------------------

     Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a re-capitalization can be substantially eliminated.

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

     We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

                        SOLICITING COSTS AND EXPENSES

     The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by our Company. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our Company's $0.01 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

                   OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed August 25, 2003, as the record date for the determination of holders of our common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 8,350,372 shares of our common stock outstanding and entitled to vote. Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting at the Meeting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by our Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by our Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of our Company before the Meeting; or (iii) by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to G/O International, Inc., 11849 Wink, Houston, Texas 77024, Attention: Jack L. Burns, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of adopting the Amended and Restated Articles of Incorporation of our Company. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Our Management knows of no other matter that is anticipated to be presented to the Meeting.

     Under Colorado Law, even if a quorum of our common stock is present at the Meeting, to adopt the Amended and Restated Articles of Incorporation for our Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

                     DISSENTERS' RIGHTS OF APPRAISAL

     Colorado Law does not provide for dissenters' rights with respect to the adoption of the Amended and Restated Articles of Incorporation being presented to the Meeting.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of our stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in our Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the present share holdings of management and those persons who own more than five percent of our outstanding voting securities:


                              Number of Shares            Percentage
Name and Address             Beneficially Owned*           of Class
----------------             -------------------           --------
David M. Klausmeyer           9.76%                         815,000
10878 Westheimer, #178
Houston, Texas  77042

David R. Strawn, Esq.         9.76%                         815,000
11440 W. Bernardo Ct., #300
San Diego, California  92127

Charlie Investments, Ltd.    18.4%                        1,537,500
P. O. Box 2097
Grand Cayman
British West Indies

Yankee Investments, Ltd.     18.4%                        1,537,500
P. O. Box 2097
Grand Cayman
British West Indies

George R. Jarkesy            19.6%                        1,635,000
5902 Havenwoods Dr.
Houston, Texas 77066

                             -----                        ---------
     Totals:                 75.9%                        6,340,000


          * Each of these individuals or entities has sole investment and voting power with regard to the securities listed opposite his or its name.

     Security Ownership of Management.
     ---------------------------------

          The following table sets forth the present share holdings of our Company's directors and executive officers of our outstanding voting securities:


                          Percentage                     Number
Name and Address           of Class            of Shares Beneficially Owned(1)
----------------           --------            -----------------------------
Jack L. Burns                1.7%                          140,350
President, Treasurer
and Director
11849 Wink
Houston, Texas  77024

Michael L. Caswell           2.0%                          170,000(2)
Vice President, Secretary
and Director
3637 W. Alabama, #400
Houston, Texas  77027

All directors and executive
officers as a group          3.7%                          310,350
(two persons)

          (1) Each of these individuals has sole investment and voting power with regard to the securities listed opposite his name.

          (2) 30,000 of these shares are held in the name of M. L. Caswell Investments, which is a "doing business as" Mr. Caswell.


               AMENDMENTS TO OUR ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Colorado Law.
-------------

     Section 7-110-107 of the Colorado Law requires that any amendment to the Articles of Incorporation of a corporation be first adopted by the Board of Directors of the corporation, and then be submitted to the stockholders of the corporation. The vote of a majority of the outstanding voting securities of a corporation is required to adopt any such amendment.

     Our present members of our Board of Directors and certain "affiliates" own approximately 79.6% of the outstanding voting securities of the Company, which is in excess of the majority vote that is required to adopt the Amended and Restated Articles of Incorporation in accordance with the Colorado Corporation and Association Act (the "Colorado Law"); it is expected that all of these persons will vote in favor of the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on the Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the Amended and Restated Articles of Incorporation so management is soliciting stockholders' proxies to vote in favor of these
Amended and Restated Articles of Incorporation.   See the captions "Voting
Securities and Principal Holders Thereof" and "Amendments to Our Articles of Incorporation and Vote Required for Approval," herein.

                                OTHER MATTERS

     Our Board of Directors is not aware of any business other than the Amended and Restated Articles of Incorporation that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his best judgment.


                                   By Order of the Board of Directors



August __, 2003                    Jack L. Burns
Houston, Texas                     Director, President and Treasurer

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                   G/O INTERNATIONAL, INC.
                 TO BE HELD FRIDAY, September 5, 2003

     By completing and returning this Proxy to G/O International, Inc. (the "Company"), you will be designating Jack L. Burns, the President and Treasurer of the Company, to vote all of your shares of the Company's common stock as indicated below, or you may insert the name of any other person here:

------------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY.


                  YES       NO        ABSTAIN

                  ____      ____      ____


     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated August 25, 2003, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated:  ____________, 2003              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above-referenced vote for the Amended and Restated Articles of Incorporation are being proposed by, the Board of Directors of the Company. The acceptance of the Amended and Restated Articles of Incorporation to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of August 25, 2003, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the approval of the Amended and Restated Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Burns the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                            APPENDIX B


                       G/O INTERNATIONAL, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD September 5, 2003

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of G/O International, Inc., a Colorado corporation (the "Company"), will be held at the Adams Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042, on September 5, 2003, at 11:00 a .m. Central Daylight Time, (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes

     1. To adopt the Amended and Restated Articles of Incorporation for the Company; and

     2. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on August 25, 2003, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

     Our present members of our Board of Directors and certain "affiliates" own approximately 79.6% of the outstanding voting securities of the Company, which is in excess of the majority vote that is required to adopt the Amended and Restated Articles of Incorporation in accordance with the Colorado Corporation and Association Act (the "Colorado Law"); it is expected that all of these persons will vote in favor of the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on the Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the Amended and Restated Articles of Incorporation so management is soliciting stockholders' proxies to vote in favor of these
Amended and Restated Articles of Incorporation.   See the captions "Voting
Securities and Principal Holders Thereof" and "Amendments to Our Articles of Incorporation and Vote Required for Approval," herein.

                                   By Order of the Board of Directors


                                   Jack L. Burns
                                   President, Treasurer and Director

August 25, 2003
Houston, Texas